UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

MAXLIFE FUND CORP.
(Exact Name Of Registrant As Specified In Charter)

Wyoming	333-138298	98-0505734
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

45 Sheppard Avenue East, Suite 900 North York, Ontario Canada M2N 5W9
(Address of Principal Executive Offices)

416-200-0657
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On March 23, 2011, (the “Effective Date”) Maxlife Fund Corp. (the “Company”) terminated a Life Settlement Portfolio Purchase and Sale Agreement (the “Agreement”) between the Company and Trinity Life Settlement, LLC (“Trinity” or the “Seller”) entered into on December 16, 2010. The Agreement was terminated because the Company was unable to obtain the necessary funding needed to complete the purchase of a portfolio of early life settlements. There are no material early termination penalties incurred by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Life Settlement Portfolio Purchase and Sale Agreement (incorporated by reference to Form 8-K filed on December 21, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

MAXLIFE FUND CORP.

Date: March 23, 2011	By:	/s/ Bennett Kurtz
Bennett Kurtz
Chief Executive Officer, Chief Financial Officer